First Quarter 2011
Earnings Call
May 10, 2011

Opening
Comments
John Barker
SVP and Chief Communications Officer

Agenda
Business Highlights •Update on Arby’s strategic alternatives •Key first quarter 2011 results	Roland Smith
Financial Results and Outlook •First quarter 2011 financial overview •Cash flow and debt capitalization •Dividends and share repurchases •2011 Outlook	Steve Hare
Wendy’s Key Initiatives and Global Expansion	Roland Smith
Q&A

Forward-Looking Statements and Regulation G
This presentation, and certain information that management may discuss in connection with this presentation, may contain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995 (the “Reform Act”). For all our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking
Statements” in our most recent earnings press release and in the “Special Note Regarding
Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent
Form 10-K and subsequent Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as earnings before interest, taxes, depreciation and amortization, or EBITDA. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure are in the Appendix to this presentation, and are included in the earnings release and posted on the Investor Relations section of our website.

Business
Highlights
Roland Smith
President & Chief Executive Officer

Strategic Alternatives Update
• In January 2011, announced exploring strategic
 alternatives for Arby’s, including a sale of the brand
• Potential bidders interested and active
• Focused on completing process as quickly as possible
• Benefits of the potential sale
 – Focus resources on Wendy’s
 – Deleverage the balance sheet

Q1 2011 Business Overview
• Revenues grew 1.2% to $848 million
• Adjusted EBITDA*, including Arby’s, was $83.5 million
 – Performance met Company’s expectations
 – Includes significant increase in commodities versus
 prior year
 – Includes incremental advertising for Wendy’s breakfast
 expansion in new markets
* See Appendix

Wendy's Q1 2011

MY 99¢
EVERYDAY
VALUE
MENU

THICK CUT
APPLEWOOD SMOKED
BACON
YOUR CHOICE OF
HOMESTYLE, GRILLED,
OR SPICY CHICKEN

Q1 2011 N.A. Same-Store Sales
Systemwide* 0.0%
Company-owned -0.9%
Franchise +0.3%
Company Restaurant Margin
Q1 2011 13.4%
Q1 2010 15.4%
-200 bps
Margin Variances
-110 bps New breakfast advertising
-80 bps Increased commodities
March
February
January
99¢ Everyday
99¢ Everyday
Value Menu
Value Menu
Asiago Ranch
Asiago Ranch
Chicken Club
Chicken Club
Fish & Chips
Fish & Chips
* Q1 2011 U.S. Systemwide same-store sales were +0.3%

Arby's Q1 2011

NEW
JR. TURKEY RANCH
PART OF THE
VALUE MENU

VALUE MENU
$1

FISH SANDWICH
COMBO DEAL
$4
OR 2 FISH SANDWICHES $4

TRY THE NEW
ANGUS BEEF
THREE CHEESE & BACON COMBO
PREMIUM NEW! ANGUS BEEF
The Tastiest Deal In Town.

It's GOOD MOOD FOOD

Q1 2011 N.A. Same-Store Sales
Systemwide +5.5%
Company-owned +6.8%
Franchise +4.8%
Company Restaurant Margin
Q1 2011 10.6%
Q1 2010 10.8%
March
February
January
Margin Variances
-160 bps Increased commodities

-20 bps

Q1 2011 Results
and
Full-Year Outlook
Steve Hare
Chief Financial Officer

($ in Millions)	Q1 2011	Q1 2010	Better/(Worse)
Total Revenues	$847.8	$837.4	$10.4
Adjusted EBITDA*	$83.5	$92.1	($8.6)
Net loss	($1.4)	($3.4)	$2.0
Special items included in net loss (after-tax):			
SSG purchasing cooperative (reversal) costs in G&A	($1.4)	$3.0	
Arby's strategic alternatives costs in G&A	1.5	-	
Impairment of long-lived assets	6.0	7.2	
Integration costs included in G&A	-	1.8	
	$6.0	$12.1	

WENDY'S ARBY'S GROUP

Q1 2011 Results
*See Appendix.

Pro Forma Adjusted EBITDA
*See Appendix.
• Q1 2011 pro forma adjusted EBITDA* was
 $75 million
 − Excludes Arby’s adjusted EBITDA* of $8.5 million
• Arby’s adjusted EBITDA includes brand G&A and an
 allocation of corporate G&A
 − Arby’s portion of the allocation of corporate G&A in Q1
 2011 was $8.8 million, which is equivalent to the
 expected pro forma amount of corporate G&A savings

($ in Millions)	2011
Cash flow from operations	$ 53.5
Capital expenditures	(28.6)
Free cash flow	24.9
Repayments of long-term debt	(30.2)
Dividends paid	(8.4)
Other financing / investing activities	1.3
Net cash flow	(12.4)
Beginning cash balance	512.5
Ending cash balance	$ 500.1

WENDY'S ARBY'S GROUP

Cash Flow Q1 2011

($ in Millions)	Q1 2011	Y/E 2010
Senior Debt	$ 1,322.6	$ 1,347.5
Capital Leases and Financing Obligations	221.4	224.9
Total Debt	1,544.0	1,572.4
Cash and Cash Equivalents	500.1	512.5
Net Debt	$ 1,043.9	$ 1,059.9
TTM Adj EBITDA*	$ 381.2	$ 389.7
Total Debt / TTM Adj EBITDA	4.1 X	4.0 X
Net Debt / TTM Adj EBITDA	2.7 X	2.7 X

WENDY'S ARBY'S GROUP

Consolidated Debt
*See Appendix.

• Quarterly Cash Dividend
 − $0.02 per share
 − Payable on June 15, 2011 to stockholders of record as
 of June 1, 2011
• Stock Repurchases
 − Total amount authorized and available is $250 million
 − No repurchases during the first quarter due to Arby’s
 strategic alternatives process
Dividends and Stock Repurchases

Previous Expectation

Beef costs anticipated to increase 10-15%

Total commodity basket expected to increase 2-3%

Current Expectation

Beef costs anticipated to increase 20%

Total commodity basket expected to increase 5-6%

WENDY'S ARBY'S GROUP

Commodity Prices Increasing Significantly in 2011

Revised 2011 Outlook
• Expect $330-340 million pro forma adjusted EBITDA1
• Key Assumptions:
 – Wendy’s same-store sales growth +1% to +3%
 – Flat to slightly negative Wendy’s company-operated
 restaurant margin2
 – Capital expenditures of $145 million
1 Assumes sale of Arby’s and related G&A reductions occurred as of the beginning of 2011.
2 Includes incremental new breakfast advertising expense in 2010 and 2011.

Wendy’s Initiatives
& Global Expansion
Roland Smith
President & Chief Executive Officer

Value
Hamburgers
Salads
Fries

NATURAL-CUT
FRIES

Honey
BBQ
BOLD
BUFFALO

Berry Almond Chicken Salad & Wild Berry Tea

Wendy’s Q2 2011 Marketing Calendar
June
May
April
Natural-Cut Fries
with Sea Salt
Natural-Cut Fries
with Sea Salt
Flavor
Flavor
Dipped
Dipped
Chicken
Chicken
Bacon
Bacon
Mushroom
Mushroom
Melt
Melt
Coming in July:
Fresh Berry Frosty

Wendy’s #1 in Salad Category
Share of QSR/Fast Casual Entrée Salads
Source: Third Party Research, for 3 month period ended January 2011
1st
2nd
3rd

Dave’s Hot ‘N Juicy Cheeseburgers

Enhanced Chicken Menu
Asiago Ranch Q1 2011
Gold Chicken Q4 2011
Enhanced Filet Q3 2010

Strategic Pricing
• Strategic pricing model provides information on
 demand elasticity for pricing actions
• Wendy’s implementing selective price increases in
 2011
• Objective is to partially offset commodity increases
 while protecting transactions and market share

Wendy’s Facility Remodels
Artist rendering of a Wendy’s facility remodel.

QSR Annual Sales:
Hamburger Category
Source: industry reports
QSR Breakfast Opportunity
$7 bil
Late Night
$42 bil
Core
$13 bil
Breakfast

Wendy’s Breakfast Update
• Awareness, trial and repeat rates improving
• Sales trends growing
• Annualized average weekly sales meeting incremental
 breakfast sales target of $150,000
– 10% sales lift to $1.4 million average unit volumes

Breakfast Products Score High with Consumers
Artisan Egg Sandwich
9.2 out of 10.0
Mornin’ Melt Panini
9.1 out of 10.0
Biscuit Sandwich
9.1 out of 10.0
Fire Roasted Burrito
9.0 out of 10.0
All Top-2 Box scores of 95% or higher
Average Attribute Score:

2011 Breakfast Expansion Timeline
Q4
2011
Q2
2011
Q3
2011
Q1
2011
2010
1,000
STORES
YE
2011
CONVERT 300 OLD MENU
STORES
NEW
MENU
LAUNCH
LOUISVILLE &
SAN ANTONIO
ADDITIONAL
MARKETS
• Kansas City
• Phoenix
• Pittsburgh
• Shreveport

Wendy’s/Arby’s International
Development Since the Merger
Singapore
35 restaurants
Middle East
79 restaurants
Turkey
100 restaurants
Russia
180 restaurants
Eastern Caribbean
24 restaurants
Argentina
50 restaurants
Japan
joint venture
• Six long-term development agreements covering 23 countries
• Joint venture agreement with Higa Industries Co., Ltd. to develop restaurants in Japan

Russia Restaurant Openings
• First two restaurants in Moscow to open this month
 – Mall food court at Capitoly Vernadskogo
 – Arbat area of Moscow
• Openings part of the development agreement
 announced in August 2010 with Wenrus Restaurant
 Group Limited
 – 180 restaurants in Russia over the next 10 years

• Working on the strategic alternatives process for
 Arby’s, including a potential sale
• Focusing our resources on the Wendy’s brand for
 future growth
2011: Transition Year

Wendy’s Growth Initiatives - Summary
• Deliver “Real” brand positioning
• Improve core menu
• Introduce exciting, new products
• Expand breakfast
• Modernize our facilities
• Pursue global expansion
Average annual EBITDA growth of 10-15%, beginning in 2012

Q&A

Appendix

Wendy's/Arby's Group, Inc. and Subsidiaries
Calculation and Comparison of EBITDA and a Reconciliation of EBITDA to Net Loss

(In Thousands) (Unaudited)	First Quarter 2011	First Quarter 2010
EBITDA	$ 83,377	$ 84,260
Depreciation and amortization	(43,125)	(46,326)
Impairment of long-lived assets	(9,612)	(11,601)
Operating profit	30,640	26,333
Interest expense	(34,328)	(36,278)
Other income, net	323	1,408
Loss before income taxes	(3,365)	(8,537)
Benefit from income taxes	1,956	5,137
Net loss	$ (1,409)	$ (3,400)

Reconciliation of EBITDA to Adjusted EBITDA

(In Thousands) (Unaudited)	First Quarter 2011	First Quarter 2010
EBITDA	$ 83,377	$ 84,260
Plus:		
Arby's strategic alternatives costs in general and administrative (G&A)	2,382	-
Integration costs in G&A	-	2,894
SSG purchasing cooperative (reversal) costs in G&A	(2,275)	4,900
Adjusted EBITDA	$ 83,484	$ 92,054
Adjusted EBITDA Change %	-9.3%	

WENDY'S ARBY'S GROUP

Calculation of Pro Forma Adjusted EBITDA[1]

(In Thousands) (Unaudited)	First Quarter 2011
Adjusted EBITDA	$ 83,484
Less:	
Arby's adjusted EBITDA	8,531
Pro forma adjusted EBITDA	$ 74,953

Segment Adjusted EBITDA

	First Quarter 2011			
(In Thousands) (Unaudited)	Wendy's	Arby's	Unallocated Corporate G&A	Total
Operating profit (loss)	$ 43,687	$ (5,312)	$ (7,735)	$ 30,640
Plus:				
Depreciation and amortization	27,261	12,811	3,053	43,125
Impairment of long-lived assets	7,897	1,715	-	9,612
EBITDA	78,845	9,214	(4,682)	83,377
Reversal of SSG purchasing cooperative expense in G&A	(1,592)	(683)	-	(2,275)
Arby's strategic alternatives costs in G&A	-	-	2,382	2,382
Adjusted EBITDA	$ 77,253	$ 8,531	$ (2,300)	$ 83,484

[1] The unaudited pro forma adjusted EBITDA is based upon the consolidated financial statements and assumes a sale of the Arby's brand and related G&A expense reductions occurred as of the beginning of fiscal 2011.

WENDY'S ARBY'S GROUP